Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2016
Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures

Note 2 – Acquisitions and Divestitures

On October 27, 2016, FTN Financial announced its plan to acquire substantially all of the assets and assume substantially all of the liabilities of Coastal Securities, Inc. (“Coastal”), a national leader in the trading, securitization, and analysis of Small Business Administration (“SBA”) loans, for approximately $160 million in cash. Based in Houston, TX, Coastal also trades United States Department of Agriculture (“USDA”) loans and fixed income products and provides municipal underwriting and advisory services to its clients. Coastal’s government-guaranteed loan products, combined with FTN Financial’s existing SBA trading activities, will establish an additional major product sector for FTN Financial. The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2017.

On September 16, 2016, FTBNA acquired $537.4 million in unpaid principal balance (“UPB”) of restaurant franchise loans from GE Capital’s Southeast and Southwest regional portfolios. Subsequent to the acquisition the acquired loans were combined with existing FTBNA relationships to establish a franchise finance specialty lending business.

On October 2, 2015, FHN completed its acquisition of TrustAtlantic Financial Corporation (“TrustAtlantic Financial” or “TAF”), and its wholly-owned bank subsidiary TrustAtlantic Bank (“TAB”), for an aggregate of 5,093,657 shares of FHN common stock and $23.9 million in cash in a transaction valued at $96.7 million. Prior to the acquisition TAF and TAB were headquartered in Raleigh, North Carolina, where TAB had five branches located in the communities of Raleigh, Cary and Greenville. TAB merged into FTBNA on October 16, 2015 and the TAB branches became First Tennessee branches upon closing that merger. The acquisition expanded and strengthened FHN’s market share in its Mid-Atlantic region.

The following schedule details acquired assets and liabilities and consideration paid, as well as adjustments to record the assets and liabilities at their estimated fair values as of October 2, 2015:

	TrustAtlantic Financial Corporation
		Purchase Accounting/
	As	Fair Value	As recorded
(Dollars in thousands)	Acquired	Adjustments	by FHN
Assets:
Cash and cash equivalents	$18,801	$-	$18,801
Securities available-for-sale	73,822	(10)	73,812
Loans, net of unearned income	298,050	(16,106)	281,944
Allowance for loan losses	(4,639)	4,639	-
Core deposit intangible	84	1,866	1,950
Goodwill	3,721	(3,721)	-
Premises and equipment	2,353	1,214	3,567
Real estate acquired by foreclosure	1,018	(95)	923
Deferred tax asset	2,940	4,262	7,202
Other assets	10,638	1,135	11,773
Total assets acquired	$406,788	$(6,816)	$399,972

Liabilities:
Deposits	$342,788	$1,300	$344,088
Other liabilities	3,173	1,407	4,580
Total liabilities assumed	345,961	2,707	348,668
Net Assets Acquired	$60,827	$(9,523)	51,304
Consideration paid:
Equity Consideration			(72,791)
Cash			(23,888)
Total consideration paid			(96,679)
Goodwill			$45,375

In relation to the acquisition, FHN recorded $45.4 million in goodwill, representing the excess of acquisition consideration over the estimated fair value of net assets acquired (refer to Note 7 – Intangible Assets for additional information). This goodwill is the result of expected operational synergies, expansion in the Mid-Atlantic region and other factors, and only an immaterial amount of goodwill is expected to be deductible for tax purposes. FHN’s operating results for 2016 and 2015 include the operating results of the acquired assets and assumed liabilities of TAF subsequent to the acquisition on October 2, 2015.

On October 17, 2014, First Tennessee Bank National Association ("FTBNA") purchased thirteen bank branches in Middle and East Tennessee. The fair value of the acquired assets totaled $437.6 million, including $413.4 million in cash, $7.5 million in fixed assets, and $15.7 million of goodwill and intangible assets. FTBNA also assumed $437.2 million of deposits associated with these branches. FTBNA paid a deposit premium of 3.32 percent and acquired an immaterial amount of loans as part of the transaction. In relation to the branch acquisition FHN recorded $4.0 million in goodwill, representing the excess of the estimated fair value of liabilities assumed over the estimated fair value of the assets acquired (refer to Note 7 – Intangible Assets for additional information), all of which is expected to be deductible for tax purposes. FHN’s operating results for 2016, 2015 and 2014 include the impact of branch activity subsequent to the October 17, 2014 closing date.

In addition to the transactions mentioned above, FHN acquires or divests assets from time to time in transactions that are considered business combination or divestitures but are not material to FHN individually or in the aggregate.